Exhibit 99.8

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 26, 2000.

This Incentive Stock Option Agreement is non-transferable.

         THIS INCENTIVE STOCK OPTION AGREEMENT is made as of April 26, 2000,

BETWEEN:

EVEOLUTION VENTURES INC.., a company duly incorporated under the laws of the Province of British Columbia, having its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”)

AND:

KAREN ANDERSON, Businesswoman, of 314 Nootka Steet., New Westminster, BC, V3L 4X4

(the “Optionee”)

WHEREAS:

A.     The Optionee is an employee of the Company and the Company desires to grant the Optionee an option to purchase certain shares in the capital of the Company to provide incentive to the Optionee for acting in such capacity;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.     Definitions - In this agreement, the term “Share” or “Shares” means one or more common shares without par value in the capital of the Company.

2.     Grant of Option - The Company hereby grants to the Optionee an option (the “Option”) to purchase all or any portion of 20,000 fully paid Shares of the Company (the “Optioned Shares”) from treasury at a price of $0.66 per Optioned Share, exercisable in accordance with Schedule A attached hereto, on or before the close of business on April 26, 2005 (the “Expiry Date”). Subject to paragraph 4 of this agreement, immediately following the close of business on the Expiry Date, the Option will expire and this agreement will terminate and be of no further force or effect whatsoever.

3.     Assignment - The Option will not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy.

4.     Termination - Notwithstanding any other provision of this agreement, in the event of:

(a)	the death of the Optionee on or prior to the Expiry Date, the legal heirs or personal representatives of the Optionee will have one year from the date of such death in which to purchase those Optioned Shares which the Optionee was entitled to purchase under the terms of this agreement at the time of death; and

(b)	the Optionee ceasing to be an employe of the Company prior to the Expiry Date by reason other than the death of the Optionee, the Option will expire and this agreement will terminate and become null and void and be of no further force or effect whatsoever 90 days following the day upon which the Optionee so ceased to be an employee

(c)	of the Company.

5.     Method of Exercise - The Option will be exercisable by the Optionee or his legal personal representatives tendering a notice in writing at the offices of the Company, specifying the number of Optioned Shares being purchased, together with a certified cheque in favour of the Company in an amount equal to the full purchase price of the number of Optioned Shares so specified. Copies of such notice will also be concurrently delivered to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, and to Pacific Corporate Trust Company (the “Transfer Agent”) of 830 – 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Upon any such exercise of the Option as aforesaid, the Company will forthwith cause the Transfer Agent to deliver to the Optionee or his legal personal representatives a certificate or certificates in the name of the Optionee or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Optionee or his legal personal representatives shall have then paid for. Such certificate or certificates will be endorsed with the legend set out in paragraph 12 of this agreement, if applicable.

6.     No Obligation to Purchase - This is an option agreement only and nothing contained in this agreement or done pursuant to this agreement will obligate the Optionee to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner provided.

7.     Adjustments - The number of Shares deliverable upon the exercise of the Option will be subject to adjustment in the events and in the manner following:

(a)	in the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a greater number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee making any additional payment or giving any other consideration therefor;

(b)	in the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations;

(d)	in the event of any change of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, the number of shares of the appropriate class resulting from the said change as the Optionee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(e)	in the event of any capital reorganization, reclassification or change of outstanding Shares (other than change in the par value thereof) of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other corporation or in the event of any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result of such capital reorganization, reclassification or change of outstanding shares. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification or a change of the capital of the Company for the purposes of this paragraph 7(d);

(f)	the adjustments provided for in this paragraph 7 are cumulative;

(g)	the Company will not be required to issue fractional Shares in satisfaction of its obligations under this agreement and any fractional interest in a Share that would, except for the provisions of this paragraph 7(f), be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company; and

(h)	if any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Optionee.

8.     No Rights as a Shareholder - The Optionee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised his Option and which the Optionee shall have actually taken up and paid for.

9.     Approval Required - The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to prior receipt of all required regulatory approvals.

10.     U.S. Resident - If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Optioned Shares will be endorsed with the following or a similar legend: “The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such shares are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.”.

11.     Shareholder Approval Required - Disinterested shareholder approval is required for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of a proposed amendment.

12.     Amendments - Any amendments to this agreement will be in writing duly executed by the parties hereto and, if required, will be subject to the approval of the applicable regulatory authorities, and/or the shareholders of the Company.

13.     Covenant of Company - The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Optionee in the event the Option or any part thereof is exercised.

14.     Representation - The Optionee represents that if he is an Employee, Consultant or Management Company Employee, the Company represents that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Company.

15.     Time of the Essence - Time is of the essence of this agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

16.     Notice - Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered, telefaxed or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement. A copy of any notice provided to the Company must be concurrently delivered, telefaxed or mailed by registered mail, postage prepaid to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8. Any notice shall be deemed to have been received if delivered or telefaxed, when delivered or telefaxed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof. If normal mail service is interrupted by a strike, slowdown, force majeure or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof. Any party hereto may change its address for service by notice in writing to the other party hereto.

17.     Governing Law - This agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and the parties hereto submit and attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

18.     Enurement - This agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, and his legal personal representatives to the extent provided in subparagraph 4(a) hereof.

19.     Counterparts - This agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

         IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

EVEOLUTION VENTURES INC.

By:

“Cheryl Wheeler”

Authorized Signatory

“Karen Anderson”

KAREN ANDERSON

VESTING SCHEDULE

Subject to paragraph 4 of this Agreement, the Option shall be exercisable in accordance with the following schedule:

50% of the Shares may be purchased after the first anniversary of the date of grant (the “Date of Grant”); and

the remaining 50% of the Shares may be purchased at any time after the second anniversary of the Date of Grant.

INCENTIVE STOCK OPTION PLAN

of EVEolution Ventures Ltd.

OPTION AGREEMENT

This Option Agreement is entered into between EVEolution Ventures Ltd. (the “Corporation”) and the Optionee named below pursuant to the Corporation’s Stock Option Plan (the “Plan”) a copy of which are attached hereto, and confirms the following:

1.	Grant Date:	February 23, 2000

2.	Optionee:	Lenora Gates

3.	Optionee’s Position with the Corporation:	Director

4.	Number of Options:	100,000

5.	Option Price (CDN$ per Common Share):	$0.20

6.	Expiry Date:	Five years after the date of initial listing of the Common Shares on the Exchange

7.	Each Option that has vested in accordance with the Plan entitles the Optionee to purchase one Common Share at any time on or before the Expiry Date noted above.

8.	This Option Agreement is subject to the terms and conditions set out in the Plan, as amended or replaced from time to time. In the case of any inconsistency between this Option Agreement and the plan, the Plan shall govern.

9.	Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

10.	By signing this Option Agreement, the Optionee acknowledges that he, she or its authorized representative has read and understands the Plan.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the 23rd day of February, 2000.

EVEOLUTION VENTURES LTD. “Cheryl Wheeler” Authorized Signatory	“L. M. Gates” Signature of Optionee Lenora Gates Name of Optionee (Please Print)

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 26, 2000.

This Incentive Stock Option Agreement is non-transferable.

         THIS INCENTIVE STOCK OPTION AGREEMENT is made as of April 26, 2000,

BETWEEN:

EVEOLUTION VENTURES INC., a company duly incorporated under the laws of the Province of British Columbia, having its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”)

AND:

NEIL MACKENZIE, Businessman, of 6707 Maple Street, Vancouver, BC ,V6P 5P4

(the “Optionee”)

WHEREAS:

A.     The Optionee is an advisor of the Company and the Company desires to grant the Optionee an option to purchase certain shares in the capital of the Company to provide incentive to the Optionee for acting in such capacity;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.     Definitions - In this agreement, the term “Share” or “Shares” means one or more common shares without par value in the capital of the Company.

2.     Grant of Option - The Company hereby grants to the Optionee an option (the “Option”) to purchase all or any portion of 40,000 fully paid Shares of the Company (the “Optioned Shares”) from treasury at a price of $0.66 per Optioned Share, exercisable in accordance with Schedule A attached hereto, on or before the close of business on April 26, 2005 (the “Expiry Date”). Subject to paragraph 4 of this agreement, immediately following the close of business on the Expiry Date, the Option will expire and this agreement will terminate and be of no further force or effect whatsoever.

3.     Assignment - The Option will not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy.

4.     Termination - Notwithstanding any other provision of this agreement, in the event of:

(a)	the death of the Optionee on or prior to the Expiry Date, the legal heirs or personal representatives of the Optionee will have one year from the date of such death in which to purchase those Optioned Shares which the Optionee was entitled to purchase under the terms of this agreement at the time of death; and

(b)	the Optionee ceasing to be an advisor of the Company prior to the Expiry Date by reason other than the death of the Optionee, the Option will expire and this agreement will terminate and become null and void and be of no further force or effect whatsoever 90 days following the day upon which the Optionee so ceased to be an advisor

(c)	of the Company.

5.     Method of Exercise - The Option will be exercisable by the Optionee or his legal personal representatives tendering a notice in writing at the offices of the Company, specifying the number of Optioned Shares being purchased, together with a certified cheque in favour of the Company in an amount equal to the full purchase price of the number of Optioned Shares so specified. Copies of such notice will also be concurrently delivered to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, and to Pacific Corporate Trust Company (the “Transfer Agent”) of 830 – 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Upon any such exercise of the Option as aforesaid, the Company will forthwith cause the Transfer Agent to deliver to the Optionee or his legal personal representatives a certificate or certificates in the name of the Optionee or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Optionee or his legal personal representatives shall have then paid for. Such certificate or certificates will be endorsed with the legend set out in paragraph 12 of this agreement, if applicable.

6.     No Obligation to Purchase - This is an option agreement only and nothing contained in this agreement or done pursuant to this agreement will obligate the Optionee to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner provided.

7.     Adjustments - The number of Shares deliverable upon the exercise of the Option will be subject to adjustment in the events and in the manner following:

(a)	in the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a greater number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee making any additional payment or giving any other consideration therefor;

(b)	in the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations;

(d)	in the event of any change of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, the number of shares of the appropriate class resulting from the said change as the Optionee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(e)	in the event of any capital reorganization, reclassification or change of outstanding Shares (other than change in the par value thereof) of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other corporation or in the event of any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result of such capital reorganization, reclassification or change of outstanding shares. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification or a change of the capital of the Company for the purposes of this paragraph 7(d);

(f)	the adjustments provided for in this paragraph 7 are cumulative;

(g)	the Company will not be required to issue fractional Shares in satisfaction of its obligations under this agreement and any fractional interest in a Share that would, except for the provisions of this paragraph 7(f), be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company; and

(h)	if any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Optionee.

8.     No Rights as a Shareholder - The Optionee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised his Option and which the Optionee shall have actually taken up and paid for.

9.     Approval Required - The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to prior receipt of all required regulatory approvals.

10.     U.S. Resident - If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Optioned Shares will be endorsed with the following or a similar legend: “The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such shares are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.”.

11.     Shareholder Approval Required - Disinterested shareholder approval is required for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of a proposed amendment.

12.     Amendments - Any amendments to this agreement will be in writing duly executed by the parties hereto and, if required, will be subject to the approval of the applicable regulatory authorities, and/or the shareholders of the Company.

13.     Covenant of Company - The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Optionee in the event the Option or any part thereof is exercised.

14.     Representation - The Optionee represents that if he is an Employee, Consultant or Management Company Employee, the Company represents that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Company.

15.     Time of the Essence - Time is of the essence of this agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

16.     Notice - Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered, telefaxed or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement. A copy of any notice provided to the Company must be concurrently delivered, telefaxed or mailed by registered mail, postage prepaid to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8. Any notice shall be deemed to have been received if delivered or telefaxed, when delivered or telefaxed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof. If normal mail service is interrupted by a strike, slowdown, force majeure or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof. Any party hereto may change its address for service by notice in writing to the other party hereto.

17.     Governing Law - This agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and the parties hereto submit and attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

18.     Enurement - This agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, and his legal personal representatives to the extent provided in subparagraph 4(a) hereof.

19.     Counterparts - This agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

         IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

EVEOLUTION VENTURES INC.

By:

“Cheryl Wheeler”

Authorized Signatory

“Neil MacKenzie”

NEIL MACKENZIE

VESTING SCHEDULE

Subject to paragraph 4 of this Agreement, the Option shall be exercisable in accordance with the following schedule:

50% of the Shares may be purchased after the first anniversary of the date of grant (the “Date of Grant”); and

the remaining 50% of the Shares may be purchased at any time after the second anniversary of the Date of Grant.

INCENTIVE STOCK OPTION PLAN

of EVEolution Ventures Ltd.

OPTION AGREEMENT

This Option Agreement is entered into between EVEolution Ventures Ltd. (the “Corporation”) and the Optionee named below pursuant to the Corporation’s Stock Option Plan (the “Plan”) a copy of which are attached hereto, and confirms the following:

1.	Grant Date:	February 23, 2000

2.	Optionee:	Catherine McLeod-Seltzer

3.	Optionee’s Position with the Corporation:	Director

4.	Number of Options:	100,000

5.	Option Price (CDN$per Common Share):	$0.20

6.	Expiry Date:	Five years after the date of initial listing of the Common Shares on the Exchange

7.	Each Option that has vested in accordance with the Plan entitles the Optionee to purchase one Common Share at any time on or before the Expiry Date noted above.

8.	This Option Agreement is subject to the terms and conditions set out in the Plan, as amended or replaced from time to time. In the case of any inconsistency between this Option Agreement and the plan, the Plan shall govern.

9.	Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

10.	By signing this Option Agreement, the Optionee acknowledges that he, she or its authorized representative has read and understands the Plan.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the 23rd day of February, 2000.

EVEOLUTION VENTURES LTD. “Cheryl Wheeler” Authorized Signatory	“C. McLeod-Seltzer” Signature of Optionee Catherine McLeod-Seltzer Name of Optionee (Please Print)

INCENTIVE STOCK OPTION PLAN

of EVEolution Ventures Ltd.

OPTION AGREEMENT

This Option Agreement is entered into between EVEolution Ventures Ltd. (the “Corporation”) and the Optionee named below pursuant to the Corporation’s Stock Option Plan (the “Plan”) a copy of which are attached hereto, and confirms the following:

1.	Grant Date:	February 23, 2000

2.	Optionee:	Melanie McMillan

3.	Optionee’s Position with the Corporation:	Director

4.	Number of Options:	100,000

5.	Option Price (CDN$per Common Share):	$0.20

6.	Expiry Date:	Five years after the date of initial listing of the Common Shares on the Exchange

7.	Each Option that has vested in accordance with the Plan entitles the Optionee to purchase one Common Share at any time on or before the Expiry Date noted above.

8.	This Option Agreement is subject to the terms and conditions set out in the Plan, as amended or replaced from time to time. In the case of any inconsistency between this Option Agreement and the plan, the Plan shall govern.

9.	Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

10.	By signing this Option Agreement, the Optionee acknowledges that he, she or its authorized representative has read and understands the Plan.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the 23rd day of February, 2000.

EVEOLUTION VENTURES LTD. “Cheryl Wheeler” Authorized Signatory	“M. McMillan” Signature of Optionee Melanie McMillan Name of Optionee (Please Print)

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 26, 2000.

This Incentive Stock Option Agreement is non-transferable.

         THIS INCENTIVE STOCK OPTION AGREEMENT is made as of March 14, 2001,

BETWEEN:

EVEOLUTION VENTURES INC.., a company duly incorporated under the laws of the Province of British Columbia, having its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”)

AND:

LISA PANKRATZ, Businesswoman, of 2564 West 1st Avenue, Vancouver, BC ,V6K 1G7

(the “Optionee”)

WHEREAS:

A.     The Optionee is an advisor of the Company and the Company desires to grant the Optionee an option to purchase certain shares in the capital of the Company to provide incentive to the Optionee for acting in such capacity;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.     Definitions - In this agreement, the term “Share” or “Shares” means one or more common shares without par value in the capital of the Company.

2.     Grant of Option - The Company hereby grants to the Optionee an option (the “Option”) to purchase all or any portion of 40,000 fully paid Shares of the Company (the “Optioned Shares”) from treasury at a price of $0.66 per Optioned Share, exercisable in accordance with Schedule A attached hereto, on or before the close of business on March 14, 2006 (the “Expiry Date”). Subject to paragraph 4 of this agreement, immediately following the close of business on the Expiry Date, the Option will expire and this agreement will terminate and be of no further force or effect whatsoever.

3.     Assignment - The Option will not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy.

4.     Termination - Notwithstanding any other provision of this agreement, in the event of:

(a)	the death of the Optionee on or prior to the Expiry Date, the legal heirs or personal representatives of the Optionee will have one year from the date of such death in which to purchase those Optioned Shares which the Optionee was entitled to purchase under the terms of this agreement at the time of death; and

(b)	the Optionee ceasing to be an advisor of the Company prior to the Expiry Date by reason other than the death of the Optionee, the Option will expire and this agreement will terminate and become null and void and be of no further force or effect whatsoever 90 days following the day upon which the Optionee so ceased to be an advisor

(c)	of the Company.

5.     Method of Exercise - The Option will be exercisable by the Optionee or his legal personal representatives tendering a notice in writing at the offices of the Company, specifying the number of Optioned Shares being purchased, together with a certified cheque in favour of the Company in an amount equal to the full purchase price of the number of Optioned Shares so specified. Copies of such notice will also be concurrently delivered to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, and to Pacific Corporate Trust Company (the “Transfer Agent”) of 830 – 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Upon any such exercise of the Option as aforesaid, the Company will forthwith cause the Transfer Agent to deliver to the Optionee or his legal personal representatives a certificate or certificates in the name of the Optionee or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Optionee or his legal personal representatives shall have then paid for. Such certificate or certificates will be endorsed with the legend set out in paragraph 12 of this agreement, if applicable.

6.     No Obligation to Purchase - This is an option agreement only and nothing contained in this agreement or done pursuant to this agreement will obligate the Optionee to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner provided.

7.     Adjustments - The number of Shares deliverable upon the exercise of the Option will be subject to adjustment in the events and in the manner following:

(a)	in the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a greater number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee making any additional payment or giving any other consideration therefor;

(b)	in the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations;

(d)	in the event of any change of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, the number of shares of the appropriate class resulting from the said change as the Optionee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(e)	in the event of any capital reorganization, reclassification or change of outstanding Shares (other than change in the par value thereof) of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other corporation or in the event of any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result of such capital reorganization, reclassification or change of outstanding shares. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification or a change of the capital of the Company for the purposes of this paragraph 7(d);

(f)	the adjustments provided for in this paragraph 7 are cumulative;

(g)	the Company will not be required to issue fractional Shares in satisfaction of its obligations under this agreement and any fractional interest in a Share that would, except for the provisions of this paragraph 7(f), be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company; and

(h)	if any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Optionee.

8.     No Rights as a Shareholder - The Optionee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised his Option and which the Optionee shall have actually taken up and paid for.

9.     Approval Required - The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to prior receipt of all required regulatory approvals.

10.     U.S. Resident - If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Optioned Shares will be endorsed with the following or a similar legend: “The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such shares are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.”.

11.     Shareholder Approval Required - Disinterested shareholder approval is required for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of a proposed amendment.

12.     Amendments - Any amendments to this agreement will be in writing duly executed by the parties hereto and, if required, will be subject to the approval of the applicable regulatory authorities, and/or the shareholders of the Company.

13.     Covenant of Company - The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Optionee in the event the Option or any part thereof is exercised.

14.     Representation - The Optionee represents that if he is an Employee, Consultant or Management Company Employee, the Company represents that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Company.

15.     Time of the Essence - Time is of the essence of this agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

16.     Notice - Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered, telefaxed or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement. A copy of any notice provided to the Company must be concurrently delivered, telefaxed or mailed by registered mail, postage prepaid to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8. Any notice shall be deemed to have been received if delivered or telefaxed, when delivered or telefaxed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof. If normal mail service is interrupted by a strike, slowdown, force majeure or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof. Any party hereto may change its address for service by notice in writing to the other party hereto.

17.     Governing Law - This agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and the parties hereto submit and attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

18.     Enurement - This agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, and his legal personal representatives to the extent provided in subparagraph 4(a) hereof.

19.     Counterparts - This agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

         IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

EVEOLUTION VENTURES INC.

By:

“Cheryl Wheeler”

Authorized Signatory

“Lisa Pankratz”

LISA PANKRATZ

VESTING SCHEDULE

Subject to paragraph 4 of this Agreement, the Option shall be exercisable in accordance with the following schedule:

50% of the Shares may be purchased after the first anniversary of the date of grant (the “Date of Grant”); and

the remaining 50% of the Shares may be purchased at any time after the second anniversary of the Date of Grant.

INCENTIVE STOCK OPTION PLAN

of EVEolution Ventures Ltd.

OPTION AGREEMENT

This Option Agreement is entered into between EVEolution Ventures Ltd. (the “Corporation”) and the Optionee named below pursuant to the Corporation’s Stock Option Plan (the “Plan”) a copy of which are attached hereto, and confirms the following:

1.	Grant Date:	February 23, 2000

2.	Optionee:	Cheryl L. Wheeler

3.	Optionee’s Position with the Corporation:	Director

4.	Number of Options:	100,000

5.	Option Price (CDN$ per Common Share):	$0.20

6.	Expiry Date:	Five years after the date of initial listing of the Common Shares on the Exchange

7.	Each Option that has vested in accordance with the Plan entitles the Optionee to purchase one Common Share at any time on or before the Expiry Date noted above.

8.	This Option Agreement is subject to the terms and conditions set out in the Plan, as amended or replaced from time to time. In the case of any inconsistency between this Option Agreement and the plan, the Plan shall govern.

9.	Unless otherwise indicated, all defined terms shall have the respective meanings attributed thereto in the Plan.

10.	By signing this Option Agreement, the Optionee acknowledges that he, she or its authorized representative has read and understands the Plan.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the 23rd day of February, 2000.

EVEOLUTION VENTURES LTD. “L.M. Gates” Authorized Signatory	“Cheryl Wheeler” Signature of Optionee Cheryl Wheeler Name of Optionee (Please Print)

WITHOUT PRIOR WRITTEN APPROVAL OF THE CANADIAN VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE CANADIAN VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL AUGUST 26, 2000.

This Incentive Stock Option Agreement is non-transferable.

         THIS INCENTIVE STOCK OPTION AGREEMENT is made as of April 26, 2000,

BETWEEN:

EVEOLUTION VENTURES INC., a company duly incorporated under the laws of the Province of British Columbia, having its registered office at 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8

(the “Company”)

AND:

MARIETTE (MAT) WILCOX, Businessman, of 2670 Bellevue Avenue, West Vancouver, BC, V7V 1E4

(the “Optionee”)

WHEREAS:

A.     The Optionee is an advisor of the Company and the Company desires to grant the Optionee an option to purchase certain shares in the capital of the Company to provide incentive to the Optionee for acting in such capacity;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the recitals, the following agreements, the payment of One Dollar ($1.00) made by each party to the other, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.     Definitions - In this agreement, the term “Share” or “Shares” means one or more common shares without par value in the capital of the Company.

2.     Grant of Option - The Company hereby grants to the Optionee an option (the “Option”) to purchase all or any portion of 40,000 fully paid Shares of the Company (the “Optioned Shares”) from treasury at a price of $0.66 per Optioned Share, exercisable in accordance with Schedule A attached hereto, on or before the close of business on April 26, 2005 (the “Expiry Date”). Subject to paragraph 4 of this agreement, immediately following the close of business on the Expiry Date, the Option will expire and this agreement will terminate and be of no further force or effect whatsoever.

3.     Assignment - The Option will not be assignable or transferable by the Optionee otherwise than by will or the law of intestacy.

4.     Termination - Notwithstanding any other provision of this agreement, in the event of:

(a)	the death of the Optionee on or prior to the Expiry Date, the legal heirs or personal representatives of the Optionee will have one year from the date of such death in which to purchase those Optioned Shares which the Optionee was entitled to purchase under the terms of this agreement at the time of death; and

(b)	the Optionee ceasing to be an advisor of the Company prior to the Expiry Date by reason other than the death of the Optionee, the Option will expire and this agreement will terminate and become null and void and be of no further force or effect whatsoever 90 days following the day upon which the Optionee so ceased to be an advisor

(c)	of the Company.

5.     Method of Exercise - The Option will be exercisable by the Optionee or his legal personal representatives tendering a notice in writing at the offices of the Company, specifying the number of Optioned Shares being purchased, together with a certified cheque in favour of the Company in an amount equal to the full purchase price of the number of Optioned Shares so specified. Copies of such notice will also be concurrently delivered to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8, and to Pacific Corporate Trust Company (the “Transfer Agent”) of 830 – 625 Howe Street, Vancouver, British Columbia, V6C 2T6. Upon any such exercise of the Option as aforesaid, the Company will forthwith cause the Transfer Agent to deliver to the Optionee or his legal personal representatives a certificate or certificates in the name of the Optionee or his legal personal representatives representing in the aggregate such number of Optioned Shares as the Optionee or his legal personal representatives shall have then paid for. Such certificate or certificates will be endorsed with the legend set out in paragraph 12 of this agreement, if applicable.

6.     No Obligation to Purchase - This is an option agreement only and nothing contained in this agreement or done pursuant to this agreement will obligate the Optionee to purchase and/or pay for any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised his Option in the manner provided.

7.     Adjustments - The number of Shares deliverable upon the exercise of the Option will be subject to adjustment in the events and in the manner following:

(a)	in the event of any subdivision or subdivisions of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a greater number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from such subdivision or subdivisions without the Optionee making any additional payment or giving any other consideration therefor;

(b)	in the event of any consolidation or consolidations of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from such consolidation or consolidations;

(d)	in the event of any change of the Shares of the Company as such Shares are constituted on the date of this agreement, at any time while the Option is in effect, the Company will thereafter deliver and the Optionee will accept at the time of purchase of Optioned Shares hereunder, the number of shares of the appropriate class resulting from the said change as the Optionee would have been entitled to receive in respect of the number of Optioned Shares so purchased had the right to purchase been exercised before such change;

(e)	in the event of any capital reorganization, reclassification or change of outstanding Shares (other than change in the par value thereof) of the Company or in the event of any consolidation, merger or amalgamation of the Company with or into any other corporation or in the event of any sale of the property of the Company as or substantially as an entirety at any time while the Option is in effect, the Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of Shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result of such capital reorganization, reclassification or change of outstanding shares. The subdivision or consolidation of Shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification or a change of the capital of the Company for the purposes of this paragraph 7(d);

(f)	the adjustments provided for in this paragraph 7 are cumulative;

(g)	the Company will not be required to issue fractional Shares in satisfaction of its obligations under this agreement and any fractional interest in a Share that would, except for the provisions of this paragraph 7(f), be deliverable upon the exercise of the Option will be cancelled and not be deliverable by the Company; and

(h)	if any questions shall at any time arise with respect to the exercise price or number of Shares deliverable upon exercise of the Option, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants in Vancouver, British Columbia that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Optionee.

8.     No Rights as a Shareholder - The Optionee will have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised his Option and which the Optionee shall have actually taken up and paid for.

9.     Approval Required - The provisions of this agreement and the exercise of the rights hereinbefore granted to the Optionee are subject to prior receipt of all required regulatory approvals.

10.     U.S. Resident - If the Optionee is a resident or citizen of the United States of America at the time of the exercise of the Option, the certificate(s) representing the Optioned Shares will be endorsed with the following or a similar legend: “The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, of the United States of America (the “Act”) or the securities laws of any state (“State”) of the United States of America and may not be sold, transferred, pledged, hypothecated or distributed, directly or indirectly, to a U.S. person (as defined in Regulation S adopted by the U.S. Securities and Exchange Commission under the Act) or within the United States unless such shares are (i) registered under the Act and any applicable State securities act (a “State Act”), or (ii) exempt from registration under the Act and any applicable State Act and the Company has received an opinion of counsel to such effect reasonably satisfactory to it, or (iii) sold in accordance with Regulation S and the Company has received an opinion of counsel to such effect reasonably satisfactory to it.”.

11.     Shareholder Approval Required - Disinterested shareholder approval is required for any reduction in the exercise price if the Optionee is an Insider of the Company at the time of a proposed amendment.

12.     Amendments - Any amendments to this agreement will be in writing duly executed by the parties hereto and, if required, will be subject to the approval of the applicable regulatory authorities, and/or the shareholders of the Company.

13.     Covenant of Company - The Company hereby covenants and agrees to and with the Optionee that it will reserve in its treasury sufficient Shares to permit the issuance and allotment of the Optioned Shares to the Optionee in the event the Option or any part thereof is exercised.

14.     Representation - The Optionee represents that if he is an Employee, Consultant or Management Company Employee, the Company represents that the Optionee is a bona fide Employee, Consultant or Management Company Employee, as the case may be, of the Company.

15.     Time of the Essence - Time is of the essence of this agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

16.     Notice - Any notice relating to this agreement or required or permitted to be given in accordance with this agreement shall be in writing and shall be personally delivered, telefaxed or mailed by registered mail, postage prepaid to the address of the parties set out on the first page of this agreement. A copy of any notice provided to the Company must be concurrently delivered, telefaxed or mailed by registered mail, postage prepaid to Nexus Venture Capital Lawyers, 3400 – 666 Burrard Street, Vancouver, British Columbia, V6C 2X8. Any notice shall be deemed to have been received if delivered or telefaxed, when delivered or telefaxed, and if mailed, on the fifth day (excluding Saturdays, Sundays and holidays) after the mailing thereof. If normal mail service is interrupted by a strike, slowdown, force majeure or other cause, a notice sent by registered mail will not be deemed to be received until actually received and the party sending the notice received until actually received and the party sending the notice shall utilize any other services which have not been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof. Any party hereto may change its address for service by notice in writing to the other party hereto.

17.     Governing Law - This agreement will be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and the parties hereto submit and attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

18.     Enurement - This agreement will enure to the benefit of and be binding upon the Company, its successors and assigns, and the Optionee, and his legal personal representatives to the extent provided in subparagraph 4(a) hereof.

19.     Counterparts - This agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date as of the day and year first above written.

         IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

EVEOLUTION VENTURES INC.

By:

“Cheryl Wheeler”

Authorized Signatory

“Mat Wilcox”

MAT WILCOX

VESTING SCHEDULE

Subject to paragraph 4 of this Agreement, the Option shall be exercisable in accordance with the following schedule:

50% of the Shares may be purchased after the first anniversary of the date of grant (the “Date of Grant”); and

the remaining 50% of the Shares may be purchased at any time after the second anniversary of the Date of Grant.